KRANESHARES TRUST

KraneShares E Fund China Commercial Paper ETF

KraneShares E Fund China Commercial Paper Hedged ETF

(collectively, the “Funds”)

Supplement dated April 6, 2016 to the currently effective

Summary Prospectus and Statutory Prospectus, as supplemented, for each Fund (each, a “Prospectus” and together, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses listed above and should be read in conjunction with the Prospectuses.

Mr. Qiang Zhang has resigned as a portfolio manager of each Fund and has been replaced by Mr. Ethan Chan, CFA. Accordingly, the following changes apply to the Prospectuses:

1.	In the “Fund Summary” section of the Prospectuses, the “Portfolio Managers” sub-section is deleted in its entirety and replaced with the following:

Portfolio Managers
Ms. Xiaochen Wang and Messrs. Guandgong Qi and Ethan Chan, CFA serve as the Fund’s co-portfolio managers. Ms. Wang and Mr. Qi have served in those roles since the Fund’s inception in 2014 and Mr. Chan has served in that role since 2016.

2.	In the “Management” section of the Statutory Prospectuses, the “Portfolio Managers” sub-section is deleted in its entirety and replaced with the following:

Portfolio Managers

Ms. Xiaochen Wang and Messrs. Guangdong Qi and Ethan Chan, CFA are responsible for managing the Fund. Ms. Wang is currently a fund manager and Head of the “Fixed Income Department Mutual Fund Center” at E Fund. Ms. Wang has worked at E Fund since 2003. She holds a master’s degree in Financial Engineering from Renmin University of China and received her B.S. degree in Finance from Shanghai Fudan University.

Mr. Qi is currently a fund manager and responsible officer (RO) of E Fund. Mr. Qi has worked at E Fund for less than 1 year and managed fund portfolios for 3 years. He holds a master’s degree in Financial Engineering from Shanghai University of Finance and Economics and a B.S. in Physics from Shanghai Fudan University.

Mr. Ethan Chan is currently a portfolio manager of QFII and RQFII funds, including Hong Kong-based RQFII ETFs, at E Fund. Mr. Chan has worked at E Fund since 2012. From 2010-2012, Mr. Chan was a private investor. Mr. Chan is a CFA charterholder and graduated with a degree in Financial Engineering from the Chinese University of Hong Kong.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund is available in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.